LONGTERM INVESTMENTS (Tables)	9 Months Ended
Sep. 30, 2021
Schedule of long-term investments
	Fair Value December 31,		Movements in foreign	Fair value adjustments	Fair Value September 30,
	2020	Net Additions	Exchange	for the period	2021
Talisker Resources Common Shares	$4,176	$-	$14	$(951)	$3,239
Silver Wolf Exploration Ltd. Common Shares	-	41	(1)	(15)	25
Silver Wolf Exploration Ltd. Warrants	-	76	-	(36)	40
	$4,176	$117	$13	$(1,002)	$3,304